[CONFORMED COPY]

                                    AMENDMENT

         AMENDMENT dated as of April 12, 2002 (this "AMENDMENT") to AMENDMENT No. 1 and WAIVER dated as of January 28, 2002 ("FIRST AMENDMENT AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among FOSTER WHEELER LLC, FOSTER WHEELER USA CORPORATION, FOSTER WHEELER POWER GROUP, INC. (formerly known as FOSTER WHEELER ENERGY INTERNATIONAL, INC.), FOSTER WHEELER ENERGY CORPORATION, the Guarantors signatory thereto, the Lenders signatory thereto, Bank of America, N.A., as Administrative Agent, WACHOVIA BANK, NATIONAL BANK (formerly known as FIRST UNION NATIONAL BANK), as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent, arranged by BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, and ABN AMRO BANK N.V., WACHOVIA SECURITIES, INC. (formerly known as FIRST UNION CAPITAL MARKETS), GREENWICH NATWEST STRUCTURED FINANCE INC. and TORONTO DOMINION BANK, as Arrangers.

         The parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  AMENDMENTS TO FIRST AMENDMENT AND WAIVER.

         (a) The definition of "SPECIAL CHARGE" in Section 1(b) of the First Amendment and Waiver is amended by inserting at the end thereof "and up to an additional $50,000,000 in charges."

         (b) Clause (i) of the definition of "WAIVER PERIOD" in Section 1(b) of the First Amendment and Waiver is amended by changing "April 15, 2002" to "April 30, 2002".

         (c) Section 2(c) of the First Amendment and Waiver is amended by inserting at the end thereof "or the $30,000,000 shortfall in Consolidated Adjusted EBITDAR disclosed to the Lenders at the bank meeting held on April 4, 2002".

         (d) Clause (i) of the second sentence of Section 2(g) of the First Amendment and Waiver is amended by changing "April 15, 2002" to "April 30, 2002".

         SECTION 3. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) subject in the case of Section 3.08 to matters disclosed in writing to the Lenders prior to the effective date of the First Amendment and Waiver and the $30,000,000 shortfall in Consolidated Adjusted EBITDAR disclosed to the Lenders at the bank meeting held on April 4, 2002, the representations and warranties of the Company set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default or Potential Default will have occurred and be continuing on such date, in each case after giving effect to this Amendment.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Administrative Agent shall have received from each of the Borrowers and the Guarantors and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

         (b) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it pursuant to the Credit Agreement or any written agreement in connection with the First Amendment and Waiver (including without limitation the fees and expenses of Davis Polk & Wardwell, Ernst & Young Corporate Finance LLC and Peterson Consulting) for which invoices have theretofore been rendered.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:

                                   FOSTER WHEELER LLC, as a Borrower
                                    By: Foreign Holdings Ltd., its sole member

By: /s/ Peter D. Rose              By: /s/ Robert D. Iseman
   ----------------------------        -----------------------------------------
   Title:   Assistant Treasurer        Title: Vice President and Treasurer


                                   FOSTER WHEELER USA CORPORATION,
                                      as a Borrower

                                   By: /s/ Robert A. Koeckert
                                       -----------------------------------------
                                       Title: Treasurer

                                   FOSTFOSTER WHEELER POWER GROUP, INC.
                                      (formerly known as FOSTER WHEELER ENERGY
                                      INTERNATIONAL, INC.), as a Borrower

                                   By: /s/ Robert D. Iseman
                                       -----------------------------------------
                                       Title: Treasurer

                                   FOSTER WHEELER ENERGY CORPORATION,
                                      as a Borrower

                                   By: /s/ Robert A. Koeckert
                                       -----------------------------------------
                                       Title: Treasurer

                                   FOSTER WHEELER, INC. (formerly known as
                                      FOSTER WHEELER US HOLDINGS, INC.),
                                      as a Guarantor

                                   By: /s/ Robert D. Iseman
                                       -----------------------------------------
                                       Title: Vice President and Treasurer


                                   FOSTER WHEELER INTERNATIONAL HOLDINGS,
                                      INC., as a Guarantor

                                   By: /s/ Robert D. Iseman
                                       -----------------------------------------
                                       Title: Vice President and Treasurer



                                   FOREIGN HOLDINGS LTD., as a Guarantor

                                   By: /s/ Robert D. Iseman
                                       -----------------------------------------
                                       Title: Treasurer



                                   FOSTER WHEELER LTD., as a Guarantor

                                   By: /s/ Robert D. Iseman
                                       -----------------------------------------
                                       Title: Vice President and Treasurer

                                   BANK OF AMERICA, N.A., individually
                                      and as Administrative Agent, LC Issuer and
                                      Swingline Lender

                                   By: /s/ F.A. Zagar
                                       -----------------------------------------
                                       Title: Managing Director



                                   WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, individually and as
                                      Syndication Agent


                                   By: /s/ Christopher Tierney
                                       -----------------------------------------
                                       Title: Senior Vice President


                                   ABN AMRO BANK N.V., individually and as
                                       Documentation Agent

                                   By: /s/ Steven C. Wimpenny
                                       -----------------------------------------
                                       Title: Group Senior Vice President

                                   By: /s/ Parker H. Douglas
                                       -----------------------------------------
                                       Title: Group Vice President

                                   TORONTO DOMINION (TEXAS), INC.

                                   By: Ann S. Slanis
                                       -----------------------------------------
                                       Title: Vice President

                                   NATIONAL WESTMINSTER BANK PLC,
                                      NEW YORK BRANCH


                                   By:
                                       -----------------------------------------
                                       Title:




                                   NATIONAL WESTMINSTER BANK PLC,
                                      NASSAU BRANCH
                                   By:
                                       -----------------------------------------
                                       Title:




                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ Todd S. Meller
                                       -----------------------------------------
                                       Title: Managing Director

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By:
                                       -----------------------------------------
                                       Title:



                                   CITIBANK, N.A.


                                   By: /s/ Michael C. Becker
                                       -----------------------------------------
                                       Title: Director

                                   DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                      CAYMAN ISLANDS BRANCH


                                   By:
                                       -----------------------------------------
                                       Title:




                                   By:
                                       -----------------------------------------
                                       Title:




                                   BNP PARIBAS (successor by merger
                                      to Paribas)

                                   By:
                                       -----------------------------------------
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Title:




                                   PNC  NATIONAL ASSOCIATION


                                   By: /s/ Dennis F. Lennon
                                       -----------------------------------------
                                       Title: Vice President



                                   SOCIETE GENERALE, NEW YORK BRANCH

                                   By: /s/ Michel Chatain
                                           -------------------------------------
                                           Title: Managing Director

                                   WELLINGTON PARTNERS LP
                                   By:
                                       -----------------------------------------
                                       Title:




                                   LIBERTYVIEW FUND LLC


                                   By: /s/ Steven S. Rogers
                                       -----------------------------------------
                                       Title: Authorized Signatory